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                                                                    EXHIBIT 23.3

                        CONSENT OF MILLER AND LENTS, LTD.


We consent to the reference in this Registration Statement of Devon Energy Corporation on Form S-3 to our firm name and to our review performed for Ocean Energy, Inc. as of December 31, 2002, 2001 and 2000, incorporated herein by reference.

                                         MILLER AND LENTS, LTD.

                                         By: /s/ GREGORY W. ARMES
                                             ----------------------------------
                                             Gregory W. Armes
                                             Senior Vice-President

April 30, 2003